                                                                   1
SBC COMMUNICATIONS INC.
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CONSOLIDATED STATEMENTS OF INCOME
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Dollars in millions except per share amounts
(Unaudited)
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                                                               Three months ended             Nine months ended
                                                                  September 30,                 September 30,
                                                               2003          2002            2003           2002
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Operating Revenues
Voice                                                     $      5,487  $      6,169    $     16,857  $     18,805
Data                                                             2,576         2,441           7,546         7,257
Long-distance voice                                                668           594           1,858         1,773
Directory advertising                                            1,077           868           3,233         2,640
Other                                                              431           484           1,282         1,446
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Total operating revenues                                        10,239        10,556          30,776        31,921
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Operating Expenses
Cost of sales (exclusive of depreciation and amortization
   shown separately below)                                       4,244         4,136          12,320        12,142
Selling, general and administrative                              2,433         2,243           7,274         6,964
Depreciation and amortization                                    1,952         2,148           5,925         6,440
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Total operating expenses                                         8,629         8,527          25,519        25,546
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Operating Income                                                 1,610         2,029           5,257         6,375
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Other Income (Expense)
Interest expense                                                  (280)         (356)           (972)       (1,046)
Interest income                                                    126           137             405           427
Equity in net income of affiliates                                 337           729           1,173         1,616
Other income (expense) - net                                        22             2           1,687           227
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Total other income (expense)                                       205           512           2,293         1,224
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Income Before Income Taxes                                       1,815         2,541           7,550         7,599
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Income taxes                                                       599           832           2,491         2,481
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Income Before Cumulative Effect
   of Accounting Changes                                         1,216         1,709           5,059         5,118
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Cumulative effect of accounting changes, net of tax                  -             -           2,548        (1,820)
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Net Income                                                $      1,216  $      1,709    $      7,607  $      3,298
=====================================================================================================================
Earnings Per Common Share:
Income Before Cumulative Effect
   of Accounting Changes                                  $       0.37  $       0.51    $       1.52  $       1.54
Net Income                                                $       0.37  $       0.51    $       2.29  $       0.99
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Earnings Per Common Share - Assuming Dilution:
Income Before Cumulative Effect
   of Accounting Changes                                  $       0.37  $       0.51    $       1.52  $       1.53
Net Income                                                $       0.37  $       0.51    $       2.28  $       0.99
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Weighted Average Number of Common
   Shares Outstanding (in millions)                              3,331         3,336           3,333         3,353
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SBC COMMUNICATIONS INC.
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Statements of Segment Income
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Dollars in millions
Unaudited
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                                                         Three Months Ended               Nine Months Ended
                                                  ------------------------------  -------------------------------
Wireline                                             9/30/03  9/30/02     % Chg      9/30/03  9/30/02      % Chg
--------------------------------------------------------------------------------  -------------------------------
Segment Operating Revenues
  Voice                                             $  5,472 $  6,158    -11.1%     $ 16,817  $ 8,780     -10.5%
  Data                                                 2,576    2,441      5.5%        7,546    7,257       4.0%
  Long-distance voice                                    668      594     12.5%        1,858    1,773       4.8%
  Other                                                  410      456    -10.1%        1,234    1,357      -9.1%
--------------------------------------------------------------------------------  -------------------------------
    Total Segment Operating Revenues                   9,126    9,649     -5.4%       27,455   29,167      -5.9%
--------------------------------------------------------------------------------  -------------------------------

Segment Operating Expenses
  Cost of sales                                        4,024    3,958      1.7%       11,691   11,623       0.6%
--------------------------------------------------------------------------------  -------------------------------
  Selling, general and administrative
    Selling                                            1,499    1,450      3.4%        4,645    4,464       4.1%
    General and administrative                           645      616      4.7%        1,833    1,788       2.5%
--------------------------------------------------------------------------------  -------------------------------
  Selling, general and administrative                  2,144    2,066      3.8%        6,478    6,252       3.6%
--------------------------------------------------------------------------------  -------------------------------
  Depreciation and amortization                        1,928    2,117     -8.9%        5,850    6,335      -7.7%
--------------------------------------------------------------------------------  -------------------------------
    Total Segment Operating Expenses                   8,096    8,141     -0.6%       24,019   24,210      -0.8%
--------------------------------------------------------------------------------  -------------------------------
Segment Income                                       $ 1,030 $  1,508    -31.7%      $ 3,436  $ 4,957      -30.7%
================================================================================  ===============================

Cingular *
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Segment Operating Revenues
  Service revenues                                   $ 3,571 $  3,525      1.3%     $ 10,448  $10,333       1.1%
  Equipment sales                                        383      254     50.8%          882      737      19.7%
--------------------------------------------------------------------------------  -------------------------------
    Total Segment Operating Revenues                   3,954    3,779      4.6%       11,330   11,070       2.3%
--------------------------------------------------------------------------------  -------------------------------

Segment Operating Expenses
  Cost of services and equipment sales                 1,504    1,249     20.4%        3,926    3,572       9.9%
  Selling, general and administrative                  1,441    1,436      0.3%        3,927    4,110      -4.5%
  Depreciation and amortization                          521      478      9.0%        1,517    1,383       9.7%
--------------------------------------------------------------------------------  -------------------------------
    Total Segment Operating Expenses                   3,466    3,163      9.6%        9,370    9,065       3.4%
--------------------------------------------------------------------------------  -------------------------------
Segment Operating Income                                 488      616    -20.8%        1,960    2,005      -2.2%
--------------------------------------------------------------------------------  -------------------------------
Other Income (Expense) - Net                           (305)    (320)      4.7%        (934)    (938)       0.4%
--------------------------------------------------------------------------------  -------------------------------
Segment Income                                      $    183  $   296    -38.2%      $ 1,026  $ 1,067      -3.8%
================================================================================  ===============================
* Results reflect 100% of Cingular Wireless' actual results.

Directory
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Segment Operating Revenues                          $  1,056  $   847     24.7%      $ 3,184  $ 2,602      22.4%
--------------------------------------------------------------------------------  -------------------------------

Segment Operating Expenses
  Cost of sales                                          228      196     16.3%          668      585      14.2%
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  Selling, general and administrative
    Selling                                              155      127     22.0%          468      393      19.1%
    General and administrative                            94       91      3.3%          297      251      18.3%
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  Selling, general and administrative                    249      218     14.2%          765      644      18.8%
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  Depreciation and amortization                            5        7    -28.6%           16       23     -30.4%
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    Total Segment Operating Expenses                     482      421     14.5%        1,449    1,252      15.7%
--------------------------------------------------------------------------------  -------------------------------
Segment Income                                      $    574  $   426     34.7%      $ 1,735  $ 1,350      28.5%
================================================================================  ===============================

International
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Segment Operating Revenues                          $      9  $     9       -        $    23  $    26     -11.5%
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Segment Operating Expenses                                10       17    -41.2%           42       58     -27.6%
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Segment Operating Income (Loss)                          (1)      (8)     87.5%         (19)     (32)      40.6%
--------------------------------------------------------------------------------  -------------------------------
Equity in Net Income of Affiliates                       227      547    -58.5%          555      962     -42.3%
--------------------------------------------------------------------------------  -------------------------------
Segment Income                                      $    226  $   539    -58.1%      $   536  $   930     -42.4%
================================================================================  ===============================

SBC COMMUNICATIONS INC.
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CONSOLIDATED BALANCE SHEETS
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Dollars in millions except per share amounts
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                                                                            September 30,              December 31,
                                                                                  2003                     2002
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Assets                                                                        (Unaudited)
Current Assets
Cash and cash equivalents                                                $       4,940             $       3,567
Accounts receivable - net of allowances for
   uncollectibles of $1,056 and $1,427                                           6,140                     8,540
Prepaid expenses                                                                 1,002                       687
Deferred income taxes                                                            1,511                       704
Other current assets                                                             1,297                       591
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Total current assets                                                            14,890                    14,089
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Property, plant and equipment - at cost                                        132,637                   131,755
   Less: accumulated depreciation and amortization                              80,654                    83,265
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Property, Plant and Equipment - Net                                             51,983                    48,490
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Goodwill - Net                                                                   1,622                     1,643
Investments in Equity Affiliates                                                11,800                    10,470
Notes Receivable from Cingular Wireless                                          5,885                     5,885
Other Assets                                                                    15,128                    14,480
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Total Assets                                                             $     101,308             $      95,057
=====================================================================================================================
Liabilities and Shareowners' Equity
Current Liabilities
Debt maturing within one year                                            $       1,900             $       3,505
Accounts payable and accrued liabilities                                         9,339                     9,413
Accrued taxes                                                                    3,213                       870
Dividends payable                                                                1,267                       895
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Total current liabilities                                                       15,719                    14,683
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Long-Term Debt                                                                  16,357                    18,536
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Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes                                                           13,186                    10,726
Postemployment benefit obligation                                               14,340                    14,094
Unamortized investment tax credits                                                 216                       244
Other noncurrent liabilities                                                     3,598                     3,575
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Total deferred credits and other noncurrent liabilities                         31,340                    28,639
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Shareowners' Equity
Common shares issued ($1 par value)                                              3,433                     3,433
Capital in excess of par value                                                  13,015                    12,999
Retained earnings                                                               27,769                    23,802
Treasury shares (at cost)                                                       (4,596)                   (4,584)
Additional minimum pension liability adjustment                                 (1,473)                   (1,473)
Accumulated other comprehensive loss                                              (256)                     (978)
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Total shareowners' equity                                                       37,892                    33,199
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Total Liabilities and Shareowners' Equity                                $     101,308             $      95,057
=====================================================================================================================

SBC COMMUNICATIONS INC.
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CONSOLIDATED STATEMENTS OF CASH FLOWS
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Dollars in millions, increase (decrease) in cash and cash equivalents
(Unaudited)
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                                                                                           Nine months ended
                                                                                             September 30,
                                                                                         2003               2002
--------------------------------------------------------------------------------------------------------------------
Operating Activities
Net income                                                                         $      7,607        $    3,298
Adjustments to reconcile net income to net cash
  provided by operating activities:
      Depreciation and amortization                                                       5,925             6,440
      Undistributed earnings from investments in equity affiliates                         (913)           (1,400)
      Provision for uncollectible accounts                                                  718             1,071
      Amortization of investment tax credits                                                (28)              (26)
      Deferred income tax expense                                                         1,110               829
      Gain on sales of investments                                                       (1,678)             (316)
      Cumulative effect of accounting changes, net of tax                                (2,548)            1,820
      Retirement benefit funding                                                           (945)                -
      Changes in operating assets and liabilities:
         Accounts receivable                                                                 35               (43)
         Other current assets                                                              (290)              250
         Accounts payable and accrued liabilities                                         1,723            (1,474)
      Other - net                                                                          (633)              293
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Total adjustments                                                                         2,476             7,444
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Net Cash Provided by Operating Activities                                                10,083            10,742
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Investing Activities
Construction and capital expenditures                                                    (3,235)           (4,998)
Investments in affiliates                                                                     -              (138)
Purchases of marketable securities                                                         (578)                -
Maturities of marketable securities                                                         164                 -
Purchases of other investments                                                             (436)                -
Dispositions                                                                              2,855             1,166
Acquisitions                                                                                  -              (571)
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Net Cash Provided by (Used in) Investing Activities                                      (1,230)           (4,541)
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Financing Activities
Net change in short-term borrowings with original
  maturities of three months or less                                                        (77)             (415)
Issuance of other short-term borrowings                                                       -             4,565
Repayment of other short-term borrowings                                                 (1,070)           (7,357)
Issuance of long-term debt                                                                    -             1,966
Repayment of long-term debt                                                              (2,826)             (865)
Purchase of treasury shares                                                                (299)           (1,398)
Issuance of treasury shares                                                                  63               126
Dividends paid                                                                           (3,271)           (2,660)
Other                                                                                         -                 7
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Net Cash Used in Financing Activities                                                    (7,480)           (6,031)
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Net increase (decrease) in cash and cash equivalents                                      1,373               170
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Cash and cash equivalents beginning of year                                               3,567               703
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Cash and Cash Equivalents End of Period                                            $      4,940        $      873
====================================================================================================================